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                                                                    EXHIBIT 99.6

CommNet Cellular Inc.
8350 East Crescent Parkway
Suite 400
Englewood, Colorado 80111

Ladies and Gentlemen:

  I hereby consent to the reference to my becoming a director of CommNet Cellular Inc. (the "Company") in the Registration Statement on Form S-4 of the Company to which this consent is filed as an exhibit and the Proxy Statement/Prospectus included therein.
Dated August 12, 1997

                                          /s/ Simon P. Lonergan
                                          -------------------------------
                                          Simon P. Lonergan